Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement of Form S-8 of our report, dated March 8, 1996, on our audits of the financial statements of Isys Controls, Inc. as of, and for the years ended September 30, 1995 and 1994, which report is included in the Current Report on Form 8-K of Cognex Corporation.


                                                  /s/COOPERS & LYBRAND L.L.P.
                                                  COOPERS & LYBRAND L.L.P.

San Francisco, California
March 28, 1996